GOLDMAN SACHS ETF TRUST

Goldman Sachs MarketBeta International Small Cap Equity ETF

(the “Fund”)

Supplement dated December 29, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2020

The above-listed Fund is not yet in operation and thus is not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus and SAI for future reference.

MBETFOPSSTK 12-20